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                                                                   EXHIBIT 10.14

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement ("Agreement") is made and entered into as of the 15th day of June, 2004, but effective as of the Effective Time (as defined in the Merger Agreement (as defined below)), by and among WCA Waste Corporation (the "Company") and the holders of the Common Stock listed on the signature page attached hereto (each a "Holder" and collectively the "Holders").

      For good and valuable consideration, the parties hereby agree as follows:

      1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

      Board: The Board of Directors of the Company.

      Common Stock: The common stock, $.01 par value, of the Company.

      IPO: An initial public offering of the Company's common stock.

      Merger: The merger of WCA Merger II Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, with and into the Company pursuant to the Merger Agreement.

      Merger Agreement: The Agreement and Plan of Merger, dated May 20, 2004, by and between the Company and WCA Merger II Corporation.

      Misstatement: An untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus not misleading.

      Person: A natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

      Prospectus: The prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

      Registration: A Piggyback Registration described in Section 2(b) hereof.

      Registration Expenses: The out-of-pocket expenses of a Registration, including:

            (1) all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers, Inc.) and any securities exchange on which the Common Stock is then listed;

            (2) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

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            (3)   printing, messenger, telephone and delivery expenses;

            (4)   reasonable fees and disbursements of counsel for the Company;
      and

            (5) reasonable fees and disbursements of all independent certified public accountants of the Company incurred specifically in connection with such Registration.

      Registrable Securities: (a) The shares of Common Stock acquired by the Holders or their permitted assigns upon consummation of the Merger pursuant to the Merger Agreement and (b) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that any such share or security shall be deemed to be Registrable Securities only if and so long as it is a Transfer Restricted Security.

      Registration Statement: Any registration statement which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

      Securities Act: The Securities Act of 1933, as from time to time amended.

      SEC: The Securities and Exchange Commission.

      Transfer Restricted Security: A security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144(k) promulgated thereunder (or any successor rule other than Rule 144A). A security shall cease being a Transfer Restricted Security if (i) all stop transfer instructions or notations and restrictive legends with respect to such security are eligible to be removed, and (ii) the holder of such security has received an opinion of counsel to the Company, to the effect that such shares in such holder's hands are freely transferable in any public or private transaction without registration under the Securities Act (or such holder has waived receipt of such opinion).

      Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for distribution to the public.

      2.    Registrations.

            (a)   [Intentionally Omitted].

            (b) Piggyback Registration. Each time the Company decides to file a Registration Statement under the Securities Act (other than the Registration Statement on Form S-1 the Company originally filed with the SEC on March 9, 2004, as amended from time to time thereafter, and other than on Forms S-4 or S-8 or any successor form for the registration of securities issued or to be issued in connection with a merger or acquisition or employee benefit plan), the Company shall give written notice thereof to the Holders. The Company shall include in such Registration Statement such shares of Registrable

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      Securities for which it has received written requests to register such shares within 30 days after such written notice has been given. If in the good faith judgment of the managing underwriter in any Underwritten Offering, the inclusion of all of the shares of Registrable Securities and any other Common Stock requested to be registered by third parties holding similar registration rights would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities and other Common Stock to be included in the offering (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced as provided herein. The Company shall advise all holders of securities requesting registration of the underwriters' decision, and the number of shares of securities that are entitled to be included in the Underwritten Registration shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in paragraph (c) below. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons, requesting additional inclusion in accordance with paragraph (c) below.

            (c) In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of preferred stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion. If any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of Holders and other selling stockholders have been so allocated.

      3. Registration Procedures. If and whenever the Company is required to register Registrable Securities, the Company will use its best efforts to effect such registration to permit

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the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

            (a) prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

            (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

            (c) deliver to the Holders and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus) and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendments thereto and any supplements to the Prospectus, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

            (d) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

            (e) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

            (f) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

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            (g)   advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

            (h) at least three days prior to the filing of any Registration Statement or prospectus or any amendment or supplement to such Registration Statement or prospectus or any document that is to be incorporated by reference into such Registration Statement or prospectus, furnish a copy thereof to each seller of such Registrable Securities or their counsel;

            (i) notify the Holders at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 7; and

            (j) permit a representative of the Holders, the underwriters, if any, and any attorney or accountant retained by such Holders or underwriter to participate, at each such Person's own expense, in the preparation of the Registration Statement, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

      4. Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders will bear all incremental selling expenses relating to the sale of the Registrable Securities, such as underwriters' commissions and discounts, brokerage fees, underwriter marketing costs and fees and expenses of counsel to the Holders.

      5. Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements.

      6.    Indemnification.

            (a) The Company agrees to indemnify, to the extent permitted by law, the holder of Registrable Securities, its officers and directors and each Person who controls

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      such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys' fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. The Company will indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holder.

            (b) In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees) resulting from any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities, and the liability of each such holder of Registrable Securities will be in proportion to and limited to the gross amount received by such holder from the sale or Registrable Securities pursuant to such Registration Statement. The holders of Registrable Securities will indemnify the underwriters, their officers, directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to indemnification of the Company.

            (c) Any person entitled to indemnification herein will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of

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      interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company and each holder of Registrable Securities participating in the offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's or such holder's indemnification is unavailable for any reason.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an Underwritten Offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

      7. Suspension of Sales. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

      8. Termination of Prior Registration Rights Agreements. Each of the parties to this Agreement hereby agrees that, upon the effectiveness of this Agreement, that certain Registration Rights Agreement, dated as of January 20, 1999, by and among Waste Corporation of America, Inc., WCA Partners, L. P. and EFO Co-Investment Partners, and that certain Registration Rights Agreement, dated as of September 28, 2000, by and between Waste Corporation of America, Inc. and WCA Partners, L.P., are terminated, and no party to either such registration rights agreement shall thereafter have any further rights or obligations with respect to such registration rights agreements.

      9.    Miscellaneous.

            (a) Notices. All notices and other communications provided for or permitted hereunder shall be made in accordance with the notice provisions contained in the Purchase Agreement.

            (b) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. No rights under this Agreement may be assigned by any Holder without the prior written consent of the Company.

            (c) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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            (d)   Governing Law. This Agreement shall be governed by and
      construed in accordance with the laws of the State of Texas.

            (e) Amendment. This Agreement may be amended only by a written instrument executed by the Company and Holders who hold a majority of the Registrable Securities.

            (f) Termination. This Agreement shall terminate and the registration rights granted hereunder shall expire on the date that is four (4) years and six (6) months after the effective date of the Company's IPO; provided that such termination and expiration shall not affect registration rights exercised prior to such date.

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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         WCA WASTE CORPORATION

                                         By:    /s/ J. Edward Menger
                                            ------------------------------------
                                         Name:  J. Edward Menger
                                         Title: Vice President

                                         HOLDERS:

                                         WCA PARTNERS, L.P.
                                         a Texas limited partnership

                                         By:    Opportunity Capital GenPar
                                         Its:   General Partner

                                         By:    EFO GenPar, Inc.
                                         Its:   General Partner

                                         By:    /s/ Larry Wallace
                                            ------------------------------------
                                         Name:  Larry Wallace
                                         Title: President

                                         EFO CO-INVESTMENT PARTNERS,
                                         a Texas general partnership

                                         By:    /s/ William P. Esping
                                            ------------------------------------
                                         Name:  William P. Esping
                                         Title: Managing General Partner

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